SEMI-ANNUAL REPORT

[MORGAN STANLEY LOGO]

THE THAI FUND, INC.

JUNE 30, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

THE THAI FUND, INC.
OVERVIEW

LETTER TO SHAREHOLDERS

For the six months ended June 30, 2001, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 14.18% compared to 10.75% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). For the period from the Fund's commencement of operations on February 16, 1988 through June 30, 2001, the Fund's cumulative total return, based on net asset value per share, was -31.41% compared to -48.16% for the Index. On June 30, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $3.63, representing a 6.5% discount to the Fund's net asset value per share.

MARKET REVIEW
The Thai market started the year on a positive note, cheered on by the overwhelming victory of the new Thaksin government. The Index rose to a high of
347.2 on January 26, 2001 on expectations that the government would introduce new measures to rehabilitate the ailing banking system as well as to pump prime the economy via fiscal spending. The banking sector performed well during the first quarter, as more concrete details of the Thai Asset Management Corporation
(TAMC) were released. The TAMC was created to restructure hundreds of billions of baht in non-performing loans. However, the replacement of the Bank of Thailand Governor in May caused some uncertainties about the direction of interest rates. In addition, the introduction of the Non-Voting Depository Receipts proved to be a non-event.

The TAMC was finally enacted into law as an Emergency Decree and was endorsed by the "Thai Rak Thai" -dominated Parliament in June. The newly appointed Chairman of the oversight committee stated that the transfer of the non-performing loans from the state-owned and private sector banks should be completed within a period of two months. The TAMC should thus start work by August. Total non-performing loans being transferred was estimated at 1.3 trillion baht with
1.1 trillion baht from state-owned banks and 200 billion baht from private sector banks.

Thailand's economy grew by 1.8% on a year-on-year basis during the first quarter of 2001, compared to a revised growth figure of 3.1% for the fourth quarter of 2000. The slow-down was due largely to the external sector, coupled with delays in government spending. The National Economic and Social Development Board revised down its 2001 growth forecast for the Thai economy from 3.5-4% to 2-3%.

On the corporate front, the banks' first quarter 2001 performances were largely disappointing due to creeping non-performing loans and higher provisions. For the non-bank corporates, first quarter earnings surprised slightly due to stronger-than-expected sales growth, especially for the consumption-related companies.

MARKET OUTLOOK
While policy momentum seemed to have gained speed since the new government came on board, a few uncertainties still exist. Prime Minister Thaksin's case with the Constitution Court stemming from corruption charges is still pending and the decision will only be made in the third quarter of 2001. While the TAMC has already been enacted into law, it may still be challenged as being unconstitutional. Meanwhile, the export sector may continue to show poor performance given the weakness in the global economy.

OTHER DEVELOPMENTS
As noted in the Fund's first quarter report, the Fund's financial report presents our new format. If you have any questions or comments on the new look please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726. We appreciate your continued support.

Sincerely,


/s/ Ronald E. Robison
Ronald E. Robison
PRESIDENT AND DIRECTOR

July 2001

THE THAI FUND, INC.
JUNE 30, 2001 (UNAUDITED)

INVESTMENT SUMMARY
HISTORICAL INFORMATION

                                                                 TOTAL RETURN (%)
                                    ------------------------------------------------------------------------
                                          MARKET VALUE(1)        NET ASSET VALUE(2)            INDEX(3)
                                    ------------------------------------------------------------------------
                                                  AVERAGE                   AVERAGE                  AVERAGE
                                     CUMULATIVE   ANNUAL      CUMULATIVE    ANNUAL      CUMULATIVE   ANNUAL
                                     ----------   ------      ----------    ------      ----------   ------
Year to Date                            35.23%        --         14.18%         --         10.75%       --
One Year                               -29.53     -29.53%       -14.15      -14.15%       -17.24    -17.24%
Five Year                              -83.58     -30.32        -85.18      -31.74        -86.02    -32.53
Ten Year                               -63.28      -9.53        -63.82       -9.67        -76.89    -13.63
Since Inception*                       -26.99      -2.32        -31.41       -2.78        -48.16     -4.80
Past performance is not predictive of future performance.

[CHART]

RETURNS AND PER SHARE INFORMATION

                                                            YEAR ENDED DECEMBER 31,                                   SIX MONTHS
----------------------------------------------------------------------------------------------------------------------   ENDED
                                                                                                                        JUNE 30
                            1991       1992     1993      1994       1995     1996     1997    1998     1999     2000    2001
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share $ 15.41  $  20.69  $ 39.42  $  28.30   $  24.89  $ 15.63  $  3.81  $ 3.80  $  5.71  $  2.99  $  3.41
--------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share    $ 16.25  $  18.75  $ 36.88  $  22.38   $  22.38  $ 16.38  $   5.25 $ 5.88  $  7.81  $  2.69  $  3.63
--------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)            5.5%     -9.4%    -6.4%    -20.9%     -10.1%     4.8%    37.8%   54.7%    36.8%   -10.0%     6.5%
--------------------------------------------------------------------------------------------------------------------------------
Income Dividends          $  0.21        --  $  0.36  $   0.35   $   0.11  $  0.32  $  0.11  $ 0.19       --  $  0.02  $  0.00**
--------------------------------------------------------------------------------------------------------------------------------
Capital Gains             $  0.47        --  $  0.51  $   4.62   $   3.38  $  0.08  $  0.12      --       --       --      --
Distributions
--------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)        23.08%    34.26%   98.90%   -10.40%+    -0.10%  -35.93%  -75.17%   2.88%   50.26%  -47.33%   14.18%
--------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)       15.80%    24.71%   88.40%   -17.76%     -6.11%  -36.25%  -75.54%  22.43%   32.41%  -51.73%   10.75%
--------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, expressed in U.S. dollars.
*   The Fund commenced operations on February 16, 1988.
**  Amount is less than U.S.$0.01.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS,INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY
ALLOCATION OF TOTAL INVESTMENTS

[CHART]

---------------------------------------------
Equity Securities                      97.6%
Short-Term Investments                  2.4

INDUSTRIES

[CHART]

-----------------------------------------------
Banks                                   16.1%
Wireless Telecommunication Services     14.2
Construction Materials                   9.4
Diversified Telecommunication Services   9.3
Oil & GAS                                8.7
Food Products                            7.3
Media                                    6.9
Electronic Equipment & Instruments       5.8
Beverages                                3.0
Diversified Financials                   3.0
Other                                   16.3
-----------------------------------------------

TEN LARGEST HOLDINGS

                                           PERCENT OF                                     PERCENT OF
                                           NET ASSETS                                     NET ASSETS
-----------------------------------------------------------------------------------------------------
1.    Advanced Information Service PCL     10.7%   6.   Thai Farmers Bank PCL               5.1%
2.    PTT Exploration & Production PCL      8.7    7.   Charoen Pokphand Foods PCL          4.8
3.    Bangkok Bank PCL                      8.0    8.   TelecomAsia PCL                     4.7
4.    BEC World PCL                         6.6    9.   Shinawatra Satellite PCL            4.6
5.    Siam Cement PCL                       6.0   10.   Delta Electronics (Thailand)PCL     4.0
                                                                                           -----
                                                                                           63.2%
                                                                                           =====

THE THAI FUND, INC.
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                  VALUE
                                             SHARES               (000)
-----------------------------------------------------------------------
THAI INVESTMENT PLAN (100.8%)
=======================================================================
THAI COMMON STOCKS (98.3%)
(Unless otherwise noted)
=======================================================================
AIRLINES (0.7%)
  Thai Airways International PCL            537,200           $    329
=======================================================================
BANKS (15.9%)
  Bangkok Bank PCL                        4,333,750(a)           3,639
  Siam Commercial Bank PCL                  822,000(a)             363
  Siam Commercial Bank PCL
    (Foreign)                             2,041,900(a)             914
  Thai Farmers Bank PCL                   5,170,800(a)           2,286
-----------------------------------------------------------------------
                                                                 7,202
=======================================================================
BEVERAGES (3.0%)
  Serm Suk PCL                              409,100              1,374
=======================================================================
CHEMICALS (2.6%)
  National Petrochemical PCL              1,526,300              1,189
=======================================================================
CONSTRUCTION MATERIALS (9.4%)
  Siam Cement PCL                           286,300(a)           2,695
  Siam City Cement PCL                      547,245(a)           1,536
-----------------------------------------------------------------------
                                                                 4,231
=======================================================================
DIVERSIFIED FINANCIALS (3.0%)
  National Finance PCL                    6,159,900(a)           1,348
=======================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (9.3%)
  Shinawatra Satellite PCL                2,903,475(a)           2,069
  TelecomAsia PCL                         5,136,700(a)           2,129
-----------------------------------------------------------------------
                                                                 4,198
=======================================================================
ELECTRIC UTILITIES (2.0%)
  Electricity Generating PCL              1,169,900                911
=======================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (5.8%)
  Delta Electronics (Thailand) PCL          375,639              1,810
  Hana Microelectronics PCL                 528,800                824
-----------------------------------------------------------------------
                                                                 2,634
=======================================================================
FOOD PRODUCTS (7.3%)
  Charoen Pokphand Foods PCL              1,966,696              2,162
  Thai Union Frozen Products PCL            760,400              1,151
-----------------------------------------------------------------------
                                                                 3,313
=======================================================================
HOUSEHOLD DURABLES (1.1%)
  Land & Houses PCL                         781,800(a)             475
=======================================================================
INSURANCE (2.1%)
  Bangkok Insurance PCL                     248,100                938
=======================================================================
MEDIA (6.9%)
  BEC World PCL                             557,900           $  2,984
  United Broadcasting Corp., PCL            604,600(a)             137
-----------------------------------------------------------------------
                                                                 3,121
=======================================================================
MULTILINE RETAIL (1.9%)
  Siam Makro PCL                            762,700                843
=======================================================================
OIL & GAS (8.7%)
  PTT Exploration & Production PCL        1,425,300              3,937
=======================================================================
TEXTILES & APPAREL (2.5%)
  Thai Rung Textile PCL                         958(a)              --
  Thai Wacoal PCL                           347,013              1,112
-----------------------------------------------------------------------
                                                                 1,112
=======================================================================
TRANSPORTATION INFRASTRUCTURE      (1.9%)
  Bangkok Expressway PCL                  3,920,300                866
=======================================================================
WIRELESS TELECOMMUNICATION SERVICES (14.2%)
  Advanced Information Service PCL          502,000              4,859
  Shin Corp., PCL                           409,000              1,537
-----------------------------------------------------------------------
                                                                 6,396
=======================================================================
TOTAL THAI COMMON STOCKS
  (Cost $59,021)                                                44,417
=======================================================================

                                             NO. OF
                                           WARRANTS
-----------------------------------------------------------------------
WARRANTS (0.2%)
=======================================================================
BANK (0.2%)
  Siam Commercial Bank PCL,
    expiring 5/10/02
  (Cost $--@)                             1,687,800(a)              97
=======================================================================

                                              FACE
                                             AMOUNT
                                              (000)
-----------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (1.6%)
(Interest Bearing Demand Account)
  Thai Baht (Cost $739)            THB       33,427                739
=======================================================================
TOTAL THAI INVESTMENT PLAN (100.1%)
  (Cost $59,760)                                                45,253
=======================================================================
SHORT-TERM INVESTMENTS  (0.7%)
=======================================================================
REPURCHASE AGREEMENT    (0.7%)
  J.P. Morgan Securities, Inc., 3.70%, dated
    6/29/01, due 7/02/01
  (Cost $333)                           $       333(b)     $       333
=======================================================================

    The accompanying notes are an integral part of the financial statements.

                                              AMOUNT              VALUE
                                               (000)              (000)
-----------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
  (Cost $60,093)                                              $ 45,586
=======================================================================
OTHER ASSETS (0.2%)
=======================================================================
  Cash                                   $        1
  Receivable for Investments Sold                30
  Other                                          44                 75
=======================================================================
LIABILITIES (-1.0%)
=======================================================================
  Payable For:
    Investments Purchased                      (185)
    Dividends Declared                          (54)
    Directors' Fees and Expenses                (37)
    Shareholder Reporting Expenses              (36)
    Professional Fees                           (34)
    U.S. Investment Advisory Fees               (32)
    Thai Investment Advisory Fees               (29)
    Administrative Fees                         (17)
    Custodian Fees                               (8)
  Other Liabilities                             (23)              (455)
=======================================================================
NET ASSETS (100%)
  Applicable to 13,269,269, issued and
    outstanding $ 0.01 par value shares
    (30,000,000 shares authorized)                            $ 45,206
=======================================================================
NET ASSET VALUE PER SHARE                                     $   3.41
=======================================================================
AT JUNE 30 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------
  Common Stock                                                $    133
  Paid-in Capital                                              189,376
  Undistributed Net Investment Income                              438
  Accumulated Net Realized Loss                               (130,304)
  Unrealized Depreciation on Investments and
    Foreign Currency Translations                              (14,437)
-----------------------------------------------------------------------
TOTAL NET ASSETS                                              $ 45,206
=======================================================================

(a)-- Non-income producing.

(b)-- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

@  -- Value is less than $500.
=======================================================================
=======================================================================
JUNE 30, 2001, EXCHANGE RATE:
-----------------------------------------------------------------------
THB      Thai Baht                          45.280= U.S.$1.00
-----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

THE THAI FUND, INC.
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                             SIX MONTHS ENDED
                                                                                              JUNE 30, 2001
                                                                                                (UNAUDITED)
                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                                                                      $      1,015
  Interest                                                                                                 14
-------------------------------------------------------------------------------------------------------------
    Total Income                                                                                        1,029
=============================================================================================================
EXPENSES
  Thai Investment Advisory Fees                                                                           192
  Investment Advisory Fees                                                                                 86
  Administrative Fees                                                                                      68
  Professional Fees                                                                                        48
  Custodian Fees                                                                                           19
  Transfer Agent Fees                                                                                      17
  Shareholder Reporting Expenses                                                                           16
  Directors' Fees and Expenses                                                                              5
  Other Expenses                                                                                           15
-------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                        466
=============================================================================================================
  Net Investment Income                                                                                   563
-------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                         (10,087)
  Foreign Currency Transactions                                                                           (53)
-------------------------------------------------------------------------------------------------------------
    Net Realized Loss                                                                                 (10,140)
=============================================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                          15,136
  Foreign Currency Translations                                                                            (1)
-------------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation                                                     15,135
=============================================================================================================
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation                              4,995
=============================================================================================================
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $      5,558
=============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED            YEAR ENDED
                                                                         JUNE 30, 2001            DECEMBER 31,
                                                                          (UNAUDITED)                2000
                                                                             (000)                   (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income                                                $       563               $        504
  Net Realized Gain (Loss)                                                 (10,140)                     1,052
  Change in Unrealized Appreciation/Depreciation                            15,135                    (37,371)
-------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            5,558                    (35,815)
-------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                                                        (54)                      (205)
  In Excess of Net Investment Income                                            --                        (71)
-------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          (54)                      (276)
-------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Shares (1,556 shares and 0 shares, respectively)               6                         --
-------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                  5,510                    (36,091)
-------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period                                                       39,696                     75,787
-------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed / (distributions in excess
   of) net investment income of $437 and $(71), respectively)          $    45,206               $     39,696
=============================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE THAI FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                         SIX MONTHS
                                           ENDED
                                       JUNE 30, 2001                        YEAR ENDED DECEMBER 31,
                                        (UNAUDITED)  --------------------------------------------------------------------
                                                            2000         1999        1998          1997          1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                                   $     2.99   $    5.71   $      3.80    $   3.81     $    15.63     $   24.89
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                   0.04        0.04         (0.03)      (0.03)          0.33          0.31
Net Realized and Unrealized Gain
  (Loss) on Investments                        0.38       (2.74)         1.94        0.21         (11.92)        (9.15)
-------------------------------------------------------------------------------------------------------------------------
    Total from Investment
     Operations                                0.42       (2.70)         1.91        0.18         (11.59)        (8.84)
-------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                       (0.00)#     (0.02)           --       (0.19)            --            --
  In Excess of Net Investment
    Income                                       --       (0.00)#          --          --          (0.11)        (0.32)
  Net Realized Gain                              --          --            --          --             --         (0.08)
  In Excess of Net Realized Gain                 --          --            --          --          (0.12)           --
-------------------------------------------------------------------------------------------------------------------------
    Total Distributions                       (0.00)#     (0.02)                    (0.19)         (0.23)        (0.40)
-------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
  Capital Share Transactions                     --          --            --          --             --         (0.02)+
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $     3.41   $    2.99   $      5.71    $   3.80     $     3.81     $   15.63
=========================================================================================================================
PER SHARE MARKET VALUE, END OF
  PERIOD                                 $     3.63   $    2.69   $      7.81    $   5.88     $     5.25     $   16.38
=========================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                35.23%     (65.40)%       32.98%      15.43%        (67.35)%      (25.33)%
  Net Asset Value (1)                         14.18%     (47.33)%       50.26%       2.88%        (75.17)%      (35.93)%
=========================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS)                            $   45,206   $  39,696   $    75,787    $ 50,403     $   50,112     $ 204,209
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets                                       2.16%*      2.00%         2.04%       2.32%          1.44%         1.43%
Ratio of Net Investment Income
  (Loss) to Average Net Assets                 2.61%*      0.94%        (0.78)%     (0.97)%         3.14%         1.42%
Portfolio Turnover Rate                          19%         15%           50%         78%            22%           24%
-------------------------------------------------------------------------------------------------------------------------

*   Annualized
#   Amount is less than $0.01.
+   Decrease due to shares issued on reinvestment of distributions.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

THE THAI FUND, INC.
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

   The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

   Distributions of income from the Plan to the Fund are subject to Thai income tax at a rate of 10% of the distribution amount, which is withheld at the time of distribution. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund accrues and allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

   INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are included in interest income in the Statement of Operations. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

   Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and the credit risk is generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

   Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2001, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10.OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes . Distributions to shareholders are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

   Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

   Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

   Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

The Mutual Fund Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.40% of the Fund's first $50 million of average weekly net assets, 0.25% of the Fund's next $50 million of average weekly net assets and 0.20% of the Fund's average weekly net assets in excess of $100 million.

C. ADMINISTRATOR: The Chase Manhattan Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.05% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. CUSTODIAN: The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The Plan's assets, in Thailand, are held by the Thai Farmers Bank Public Company Limited.

E. OTHER: During the six months ended June 30, 2001, the Fund made purchases and sales totaling $8,904,000 and $8,074,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2001, the U.S. Federal income tax cost basis of securities was $60,093,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $14,507,000 of which $4,691,000 related to appreciated securities and $19,198,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $113,035,000 available to offset future gains of which $23,693,000 will expire on December 31, 2005, $85,158,000 will expire on December 31, 2006, $2,772,000 will expire on December 31, 2007, and $1,412,000 will expire on December 31, 2008. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2000, the Fund deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $90,000 and post-October capital losses of $333,000.

A significant portion of the Fund's net assets consist of investments in Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. At June 30, 2001, the deferred fees payable, under the Compensation Plan totaled $37,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

During June 2001, the Board of Directors declared a distribution of $0.0041 per share, derived from net investment income, payable on July 10, 2001, to shareholders of record on June 29, 2001.

F.  SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 14, 2001. The following is a summary of the proposal presented and the total number of shares voted:


PROPOSAL:
1. To elect the following Directors:

                                      VOTES IN       VOTES
                                      FAVOR OF      AGAINST
                                      --------      -------
Ronald E. Robison                    7,221,235      272,759
Gerard E. Jones                      7,223,968      270,026
Barton M. Biggs                      7,221,751      272,243
William G. Morton, Jr.               7,230,042      263,952
John A. Levin                        7,225,621      268,373

THE THAI FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

    The Thai Fund, Inc.
    Boston Equiserve
    Dividend Reinvestment and Cash Purchase Plan
    P.O. Box 1681
    Boston, MA 02105-1681
    1-800-730-6001

THE THAI FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                  Fergus Reid
CHAIRMAN OF THE BOARD OF         DIRECTOR
DIRECTORS

Ronald E. Robison                Frederick O. Robertshaw
PRESIDENT AND DIRECTOR           DIRECTOR

John D. Barrett II               Stefanie V. Chang
DIRECTOR                         VICE PRESIDENT

Gerard E. Jones                  Arthur J. Lev
DIRECTOR                         VICE PRESIDENT

Graham E. Jones                  Joseph P. Stadler
DIRECTOR                         VICE PRESIDENT

John A. Levin                    Mary E. Mullin
DIRECTOR                         SECRETARY

Andrew McNally IV                Belinda A. Brady
DIRECTOR                         TREASURER

William G. Morton, Jr.           Robin L. Conkey
DIRECTOR                         ASSISTANT TREASURER

U.S. INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

THAI INVESTMENT ADVISER
The Mutual Fund Public Company Limited.
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIANS
The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.